UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 10, 2025

Scorpius Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-35994	26-2844103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 East Houston Street
San Antonio, TX	78205
(Address of principal executive offices)	(zip code)

(726) 201-5050

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated December 10, 2025 and filed on January 29, 2026 (the “Form 8-K”) with respect to the unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statements of operations and comprehensive loss as of and for the six months ended June 30, 2025 contained in Item 9.01(b). As those financial statements were the most recent financial statements filed as of January 29, 2026, the purpose of this amendment is to replace those financial statements in their entirety with the unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statements of operations and comprehensive loss as of and for the nine months ended September 30, 2025. No other changes have been made to the Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 10, 2025, certain assets of Scorpius Holdings, Inc. or its subsidiaries (collectively, the “Company”) were foreclosed upon (the “Disposed Assets”) as a result of a foreclosure sale pursuant to Article 9 of the Uniform Commercial Code conducted by the collateral agent (the “Collateral Agent”) on behalf of the holders of the senior secured convertible notes, dated as of December 6, 2024, issued by the Company in the aggregate original principal amount of $13,388,889 and non-convertible secured promissory notes issued by the Company in the aggregate principal amount of $9,841,765 (collectively, the “Secured Notes”). The Disposed Assets comprised substantially all non-cash assets of the Company and related to the Company’s CDMO and research and development activities and subsidiaries, which were encumbered by the Secured Notes and related security agreements.

The sale of the Disposed Assets constituted a disposition of a significant amount of assets for the purposes of Item 2.01 of Form 8-K. Accordingly, the pro forma financial information required by Item 9.01 is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 2.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.04.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

The following unaudited pro forma consolidated financial information (the “Pro Forma Information”) has been prepared to illustrate the estimated effects of the disposition of the Disposed Assets as if the transaction had occurred on:

•	January 1, 2025, for the unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statements of operations and comprehensive loss as of and for the nine months ended September 30, 2025;

•	January 1, 2024, for the unaudited pro forma consolidated statements of operations and comprehensive loss for the year ended December 31, 2024; and

•	January 1, 2023, for the unaudited pro forma consolidated statements of operations and comprehensive loss for the year ended December 31, 2023.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Unaudited Pro Forma Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2026	SCORPIUS HOLDINGS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer